Global Digital Infrastructure Enabling Mobile & Internet Connectivity DATABANK / ZCOLO Transaction Overview October 2020

DISCLAIMER This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the control of Colony Capital, Inc. (the “Company” or “Colony Capital”) and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the Company’s ability to build the leading digital real estate provider and funding source for the occupancy, infrastructure, equity and credit needs of the world’s mobile communications and data-driven companies, the impact of COVID-19 on the global economy, including the Company’s digital and legacy businesses, the Company’s ability to continue driving strong growth in its digital business and accelerating its digital transformation, whether the pending acquisition of zColo by DataBank will be consummated within the timeframe anticipated or at all, whether the Company will realize the anticipated benefits of its DataBank investment, including the pending zColo acquisition, DataBank’s performance and the impact of the transaction on the diversity and stability of its portfolio, whether anticipated synergies and business optimization initiatives in the pending zColo transaction will enhance the Company’s economics for the transaction, the resilience and growth in demand for digital infrastructure, including datacenters, the Company’s ability to continue deploying capital into high quality digital investments, the Company ability to consummate anticipated co-investments in the zColo transaction, the Company’s Fee-Earning Equity Under Management (“FEEUM”) and its ability to continue FEEUM growth at the current pace or at all, whether Colony Capital will be able to maintain its qualification as a REIT for U.S. federal income tax purposes, the timing of and ability to deploy available capital, including whether any redeployment of capital will generate higher total returns, Colony Capital’s leverage, including the Company’s ability to reduce debt and the timing and amount of borrowings under its credit facility, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, customer base expansion, including the maintenance of key customer relationships, the failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased costs of capital expenditures, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, and other risks and uncertainties, including those detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, each under the heading “Risk Factors,” as such factors may be updated from time to time in our subsequent periodic filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC. Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Capital is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so. This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony Capital has not independently verified such statistics or data. This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital. This information is not intended to be indicative of future results. Actual performance of Colony Capital may vary materially. October 2020 2

COMPELLING TRANSACTION RATIONALE

digitalcolony

zColo is highly complementary to the DataBank platform

- DataBank emerges as a leading U.S. edge colocation operator for hyperscale, technology and content customers
  - zColo adds a diverse mix of strategically-important enterprise and interconnect data centers across attractive new markets
  - Scale, customer relationships and geographic coverage crucial to capturing edge demand from technology firms looking to monetize the Edge
- Expanded footprint provides broad geographic coverage and scale
  - Larger DataBank portfolio will serve expansion of cloud/content workloads into primary and secondary edge markets
- zColo will contribute an exceptional base of diversified, blue-chip customers
  - Customer base expands from ~1,500 to ~3,000 and includes key cloud, content, and social media companies most likely to drive incremental future demand
  - Key customer relationships scaled across new markets and geographies
- Deal leverages strong leadership with track record of successful growth
  - 5 acquisitions in past 3 years; 10%+ organic top-line growth since DC acquisition
  - Accretive acquisition economics, optimization opportunities already identified

Scaled Pro Forma Footprint

		zColo	Total PF
Markets	9	23	**29**
Data Centers	20	44	**64**
Carrier Hotels (incl. in Data Centers)	5	13	**18**
Built MW	54	84	**138**
Colo SF	457k	778k	**1,235k**
Cross Connects	6.8k	23.1k	**29.9k**
Revenue (LQA)	$176M	$280M	**$456M**

DataBank Executive Team



Mike Foust

Executive Chairman

Former CEO of Digital Realty; 30+ year career in real estate & data center



Raul Martynek

CEO

20+ year career in telecom & internet infrastructure; former CEO of NetAccess



Kevin Ooley

President & CFO

25+ year career as finance and operating executive

Source: DataBank and zColo company information as of 6/30/2020

October 2020 3

NATIONAL EDGE FOOTPRINT WITH 30K X-CONNECTS Diverse Footprint Creates Platform Serving Cloud and Edge Demand Total PF Markets 9 23 29 Data Centers 20 44 64 Built MW 54 84 138 Seattle (2) Colo SF 457k 778k 1,235k Minneapolis (3) Cross Connects 6.8k 23.1k 29.9k Boston (1) New York Metro (4) Cleveland (1) Pittsburgh (2) Ideal Product Mix Chicago (4) Philadelphia (1) Salt Lake City (4) Baltimore (1) Santa Clara (1) Kansas City (3) Northern Virginia (2) 8 New Tier 1 Markets Indianapolis (2) Denver (4) Las Vegas (1) Los Angeles (1) 12 New Edge Markets Memphis (1) Orange County (2) Phoenix (3) Atlanta (2) San Diego (2) Dallas (7) 13 New Carrier Hotels Waco (1) Austin (1) ~30K X-Connects Miami (1) Source: DataBank and zColo company information as of 6/30/2020 European markets pending inclusion subject to regulatory approvals October 2020 4

PRO FORMA TRANSACTION SUMMARY

digitalcolony

- Purchase Price: $1.4 billion
- zColo Q2 annualized Adj EBITDA[1,2]: $86m
- Equity Investment of $720m
  - $145m funded by CLNY to maintain 20% position, brings total CLNY investment to $332m
  - Transaction adds $500m+ of co-invest FEEUM
- Total funded acquisition debt of $550m. Including capital lease obligations, $725m
- Accretive transaction relative to initial investment and publicly traded peers;
  - Synergies and business optimization initiatives will further enhance economics

[1] zColo figures represent preliminary 'carve-out' estimates from Zayo Group and remain subject to final adjustment

[2] zColo adjusted EBITDA figures presented reflect standalone cost adjustments, capital lease obligations and pass-through network reimbursements to synchronize comparability with DataBank definitions

FINANCIAL PROFILE

Last Quarter Annualized ($ in millions)	DataBank LQA 2Q20	zColo LQA 2Q20	Pro Forma Combined LQA 2Q20	CLNY OP Share - 20%
Revenue	$176	$280	$456	$91
EBITDA	$66	$86	$152	$30
EBITDA Margin	38%	31%	33%	

CAPITALIZATION

(millions of $, as of 6/30)	DataBank	zColo	Pro Forma Combined	CLNY OP Share - 20%
Debt (incl. capital lease obligations)	$515	$725	$1,240	$248
Equity	941	720	1,661	332
Total Capitalization	$1,456	$1,445	$2,901	$580

TRANSACTION STATS

	zColo
Purchase Price	$1,400
Capital Lease & Other Purchase Liability Adjustments Adjustments made to sync with DataBank EBITDA definition	185
Adjusted Enterprise Value	1,215
zColo 2Q20 Annualized Adj EBITDA (as above)	$86
Trailing Multiple Does not factor synergies, BBNB, operational improvements	14.2x

October 2020 5